Organization and Business Operations	12 Months Ended
Dec. 31, 2016
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Organization and Business Operations

Note 1 - Organization and Business Operations

Reverse Merger with IThenaPharma

On November 15, 2016, Marina Biotech, Inc. and subsidiaries (“Marina” or the “Company) entered into, and consummated the transactions contemplated by, an Agreement and Plan of Merger between and among IThenaPharma Inc., a Delaware corporation (“IThena”), IThena Acquisition Corporation, a Delaware corporation and wholly-owned subsidiary of Marina (“Merger Sub”), and Vuong Trieu as the IThena representative (the “Merger Agreement”), pursuant to which IThena merged into Merger Sub (the “Merger”). Upon completion of the Merger and subject to the applicable provisions of the Merger Agreement, Merger Sub has ceased to exist and IThena continues as the surviving corporation of the Merger and as a wholly-owned subsidiary of Marina. As consideration for the Merger, Marina issued to the former shareholders of IThena 58,392,828 shares of the Company’s common stock, representing approximately 65% of the issued and outstanding shares of Marina’s common stock following the completion of the Merger. Outstanding warrants to purchase 300,000 shares of common stock of IThena were converted into warrants to purchase common stock of Marina. In addition, Marina appointed Vuong Trieu, the president of IThena, as the Chairman of the Board of Directors of Marina and gave the right to appoint one additional member of the Board of Directors to the former shareholders of IThena.

As the former shareholders of IThena control greater than 50% of the Company subsequent to the Merger, for accounting purposes, the Merger was treated as a “reverse acquisition” and IThena is considered the accounting acquirer. Accordingly, IThena’s historical results of operations replace Marina’s historical results of operations for all periods prior to the Merger, and for all periods following the Merger, the results of operations of both companies are included. IThena accounted for the acquisition of Marina under the purchase accounting method following completion.

The purchase price of approximately $3.7 million represents the consideration in the reverse merger transaction and is calculated based on the number of shares of common stock of the combined company that Marina stockholders owned as of the closing of the transaction and the fair value of assets and liabilities assumed by IThena.

The number of shares of common stock Marina issued to IThena stockholders is calculated pursuant to the terms of the Merger Agreement based on Marina common stock outstanding as of November 15, 2016, as follows:

Shares of Marina common stock outstanding as of November 15, 2016	31,378,551
Divided by the percentage of Marina ownership of combined company	35%
Adjusted total shares of common stock of combined company	89,771,379
Multiplied by the assumed percentage of IThena ownership of combined company	65%
Shares of Marina common stock issued to IThena upon closing of transaction	58,392,828

The application of the acquisition method of accounting is dependent upon certain valuations and other studies that have yet to be completed. The purchase price allocation will remain preliminary until IThena management determines the fair values of assets acquired and liabilities assumed. The final determination of the purchase price allocation is anticipated to be completed as soon as practicable after completion of the transaction and will be based on the fair values of the assets acquired and liabilities assumed as of the transaction closing date. The final amounts allocated to assets acquired and liabilities assumed could differ significantly from the amounts presented.

The purchase price as of December 31, 2016 has been allocated based on a preliminary estimate of the fair value of assets acquired and liabilities assumed:

Assets and Liabilities Acquired:
Cash	$5,867
Net current liabilities assumed (excluding cash)	(1,926,972)
Identifiable intangible assets	2,361,066
Debt	(326,037)

Net assets acquired	113,924
Goodwill	3,558,076
Purchase price	$3,672,000

The above estimated purchase allocation and goodwill valuation reflects changes in fair value determinations since the merger date.

In connection with the Merger, Marina entered into a License Agreement with Autotelic LLC, a stockholder of IThena and an entity in which Dr. Trieu serves as Chief Executive Officer, pursuant to which (A) Marina licensed to Autotelic LLC certain patent rights, data and technology relating to Familial Adenomatous Polyposis and nasal insulin, for human therapeutics other than for oncology-related therapies and indications, and (B) Autotelic LLC licensed to Marina certain patent rights, data and know-how relating to IT-102 and IT-103, in connection with individualized therapy of pain using a non-steroidal anti-inflammatory drug and an anti-hypertensive without inducing intolerable edema, and treatment of certain aspects of proliferative disease, but not including rights to IT-102/IT-103 for TDM guided dosing for all indications using an Autotelic Inc. TDM Device. We also granted a right of first refusal to Autotelic LLC with respect to any license by us of the rights licensed by or to us under the License Agreement in any cancer indication outside of gastrointestinal cancers.

On November 15, 2016, simultaneously with the merger with IThena, Autotelic Inc., a related party, acquired a technology asset (IT-101) from IThena, and IThena’s investment of $479 in a foreign entity from the Company. In exchange for the asset, Autotelic Inc. agreed to cancel its stock purchase warrant agreements (see below), received all of IThena’s then cash balance as payment against the liabilities and agreed to assume the remaining debts and liabilities of IThena, including accounts payable of $71,560, accrued expenses of $11,470, due to related party of $5,375, other liabilities of $118,759, convertible note of $50,000, and accrued interest payable of $567. IThena recognized contributed capital of $257,252 in connection with this transaction.

In connection with the Merger, Marina entered into a Line Letter dated November 15, 2016 with Dr. Trieu, our Chairman of the Board, for an unsecured line of credit to be used for current operating expenses in an amount not to exceed $540,000, of which $250,000 had been drawn at December 31, 2016. Dr. Trieu will consider requests for advances under the Line Letter until April 30, 2017. Dr. Trieu has the right at any time for any reason in his sole and absolute discretion to terminate the line of credit available under the Line Letter or to reduce the maximum amount available thereunder without notice; provided, that Dr. Trieu agreed that he shall not demand the repayment of any advances that are made under the Line Letter prior to the earlier of: (i) May 15, 2017; and (ii) the date on which (x) we make a general assignment for the benefit of our creditors, (y) we apply for or consent to the appointment of a receiver, a custodian, a trustee or liquidator of all or a substantial part of our assets or (z) we cease operations. Dr. Trieu has advanced an aggregate of $250,000 under the Line Letter. Advances made under the Line Letter shall bear interest at the rate of five percent (5%) per annum, shall be evidenced by the Demand Promissory Note issued by us to Dr. Trieu, and shall be due and payable upon demand by Dr. Trieu.

Dr. Trieu shall have the right, exercisable by delivery of written notice thereof (the “Election Notice”), to either: (i) receive repayment for the entire unpaid principal amount advanced under the Line Letter and the accrued and unpaid interest thereon on the date of the delivery of the Election Notice (the “Outstanding Balance”) or (ii) convert the Outstanding Balance into such number of shares of our common stock as is equal to the quotient obtained by dividing (x) the Outstanding Balance by (y) $0.10 (such price, the “Conversion Price”, and the number of shares of common stock to be issued pursuant to the foregoing formula, the “Conversion Shares”); provided, that in no event shall the Conversion Price be lower than the lower of (x) $0.28 per share or (y) the lowest exercise price of any securities that have been issued by us in a capital raising transaction (and that would otherwise reduce the exercise price of any other outstanding warrants issued by us) during the period between November 15, 2016 and the date of the delivery of the Election Notice. No capital raising transactions have occurred through the date of this filing with securities at a price lower than $0.28 per share.

Further, we entered into a Master Services Agreement (“MSA”) with Autotelic Inc., a stockholder of IThena, pursuant to which Autotelic Inc. agreed to provide certain business functions and services from time to time during regular business hours at our request. See Note 4 for specific terms of the MSA.

On November 15, 2016, Marina agreed to issue to Novosom Verwaltungs GmbH (“Novosom”) 1.5 million shares of common stock upon the closing of the Merger in consideration of Novosom’s agreement that the consummation of the Merger would not constitute a “Liquidity Event” under that certain Asset Purchase Agreement dated as of July 27, 2010 between and among Marina, Novosom and Steffen Panzner, Ph.D., and thus that no additional consideration under such agreement would be due to Novosom as a result of the consummation of the Merger.

In July 2016, Marina pledged to issue common stock valued at approximately $15,000 to Novosom for the portion due under our July 2010 Asset Purchase Agreement with Novosom, related to Marina’s license agreement with an undisclosed licensee that grants such licensee rights to use Marina’s technology and intellectual property to develop and commercialize products combining certain molecules with Marina’s liposomal delivery technology known as NOV582. In November 2016, we issued 119,048 shares with a value of approximately $15,000 to Novosom as the equity component owed under our July 2016 license agreement.

Business Operations

IThenaPharma, Inc.

IThena is a developer of personalized therapies for combined pain/hypertension through its proprietary Fixed Dose Combination (FDC) technology and point of care Therapeutic Drug Monitoring (TDM). Through the combination of these technologies, IThenaPharma is looking to delivered therapies with improved compliance and personalized dosing. IThena lead products are the celecoxib FDCs which include IT-102 and IT-103, fixed dose combinations of celecoxib and lisinopril and celecoxib and olmesartan, respectively. IT-102 and and IT-103 are being developed as celecoxib without the drug induced edema associated with celecoxib alone. IT-102 and IT-103 are being developed initially for combined arthritis / hypertension and subsequently for treatment of pain, or cancer, or other indications requiring high doses of celecoxib.

Marina Biotech, Inc

Marina Biotech, Inc. (“Marina”) is a biopharmaceutical company engaged in the discovery, acquisition, development and commercialization of proprietary drug therapeutics for addressing significant unmet medical needs in the U.S., Europe and additional international markets. Marina’s primary therapeutic focus is the disease intersection of hypertension, arthritis, pain, and oncology allowing for innovative combination therapies of the plethora of already approved drugs and the proprietary novel oligotherapeutics of Marina.

Marina currently has three clinical development programs underway: (i) next generation celecoxib program drug candidates IT-102 and IT-103, each of which is a fixed dose combination (“FDC”) of celecoxib and either lisinopril (IT-102) or olmesartan (IT-103), (ii) CEQ508, an oral delivery of small interfering RNA (“siRNA”) against beta-catenin, combined with IT-102 to suppress polyps in the precancerous syndrome and orphan indication of Familial Adenomatous Polyposis (“FAP”); and (iii) CEQ508 combined with IT-103 to treat Colorectal Cancer (“CRC”).